Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated September 16, 2008 (as revised October 15, 2008)

and

Prospectus (Class Y shares) Dated September 16, 2008 (as revised October 15, 2008)

RS Small Cap Core Equity Fund

The following changes are effective as of the date of this Supplement:

The name of RS Small Cap Core Equity Fund will be changed to “RS Small Cap Equity Fund” and the portfolio managers of the Fund will be Stephen Bishop, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy. Information regarding each of the portfolio managers is included in the “Portfolio Managers” section of the Prospectuses.

Shares of the Fund are no longer being offered to new investors.

The “Principal Investment Strategies,” “Principal Investments,” and “Principal Risks” sections in the Prospectuses of the Fund will be amended and restated in their entirety to read as follows:

Principal Investment Strategies

The Fund invests principally in equity securities of small-capitalization companies at the time of initial purchase.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•	whether the company has experienced strong revenue growth;

•	whether the company appears to have a strong competitive position.

RS Investments may consider selling a security for the Fund, if, for example, in RS Investments’ judgment:

•	the price of the security appears high relative to the company’s prospects;

•	the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund defines small-capitalization companies as those with market capitalizations of $3 billion or below at the time of initial purchase. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 2000® Index but are above $3 billion in market capitalization. As of March 31, 2009, the market capitalization of companies in the Russell 2000® Index ranged between approximately $3.2 million and $4.3 billion.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

RS Equity Dividend Fund

Shares of RS Equity Dividend Fund are no longer being offered, effective as of the date of this Supplement.

April 17, 2009

Supplement to Statement of Additional Information (Class A, B, C, K, Y shares) Dated September 16, 2008

(as revised December 1, 2008)

The sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 72, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of March 31, 2009:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Stephen Bishop	RS Small Cap Equity Fund	None
Melissa Chadwick-Dunn	RS Small Cap Equity Fund	None
Allison Thacker	RS Small Cap Equity Fund	None
Scott Tracy	RS Small Cap Equity Fund	None

April 17, 2009